Certification Pursuant to Rule 30a - 2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Brad Frishberg, Chief Executive Officer/Principal Executive Officer of Macquarie Global Infrastructure Total Return Fund Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 02/02/2017	/s/ Brad Frishberg
Brad Frishberg
(principal executive officer)

I, Meredith Meyer, Treasurer, Chief Financial Officer/Principal Financial Officer of Macquarie Global Infrastructure Total Return Fund Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 02/02/2017	/s/ Meredith Meyer
Meredith Meyer
Treasurer, Chief Financial Officer/Principal Financial Officer